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                                   FORM T-1

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                           STATEMENT OF ELIGIBILITY
                  UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                   CORPORATION DESIGNATED TO ACT AS TRUSTEE

                     CHECK IF AN APPLICATION TO DETERMINE
                     ELIGIBILITY OF A TRUSTEE PURSUANT TO
                       SECTION 305(b)(2)           |__|

                                 -------------

                             THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)

      New York                                       13-5160382
      (State of incorporation                        (I.R.S. employer
      if not a U.S. national bank)                   identification no.)

      One Wall Street, New York, N.Y.                10286
      (Address of principal executive offices)       (Zip code)

                                 -------------

               NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION
              (Exact name of obligor as specified in its charter)


      Delaware                                       51-0337491
      (State or other jurisdiction of                (I.R.S. employer
      incorporation or organization)                 identification no.)

      Navistar Financial Retail Receivables Corporation
      c/o Corporation Trust Center
      1209 Orange Street
      Wilmington, Delaware                           19801
      (Address of principal executive offices)       (Zip code)

                                 _____________

                            Asset Backed Securities
                      (Title of the indenture securities)

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1.   General information. Furnish the following information as to the Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

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       Name             Address
---------------------------------------


     Superintendent of Banks of the State of    2 Rector Street, New York,
     New York                                   N.Y. 10006, and Albany,
                                                N.Y. 12203

     Federal Reserve Bank of New York           33 Liberty Plaza, New York,
                                                N.Y.  10045

     Federal Deposit Insurance Corporation      Washington, D.C. 20429

     New York Clearing House Association        New York, New York 10005

     (b)  Whether it is authorized to exercise corporate trust powers.

     Yes.

2.   Affiliations with Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None.

16.  List of Exhibits.

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and
     17 C.F.R. 229.10(d).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.
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                                   SIGNATURE


     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 8th day of March, 2000.


                                  THE BANK OF NEW YORK



                                  By: /s/  MICHAEL CULHANE
                                      --------------------
                                    Name:  MICHAEL CULHANE
                                    Title: VICE  PRESIDENT
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                      Consolidated Report of Condition of

                             THE BANK OF NEW YORK

                   of One Wall Street, New York, N.Y. 10286
                    And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business September 30, 1999, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                               Dollar Amounts
ASSETS                                                           In Thousands
Cash and balances due from depository
   institutions:
   Noninterest-bearing balances and currency and
     coin                                                         $ 6,394,412
   Interest-bearing balances                                        3,966,749
Securities:
   Held-to-maturity securities                                        805,227
   Available-for-sale securities                                    4,152,260
Federal funds sold and Securities purchased
   under agreements to resell                                       1,449,439
Loans and lease financing receivables:
   Loans and leases, net of unearned
     income...............37,900,739
   LESS: Allowance for loan and
     lease losses............572,761
   LESS: Allocated transfer risk
      reserve........................11,754
   Loans and leases, net of unearned income,
     allowance, and reserve                                        37,316,224
Trading Assets                                                      1,646,634
Premises and fixed assets (including
   capitalized leases)                                                678,439
Other real estate owned                                                11,571
Investments in unconsolidated subsidiaries
   and associated companies                                           183,038
Customers' liability to this bank on
   acceptances outstanding                                            349,282
Intangible assets                                                     790,558
Other assets                                                        2,498,658
Total assets                                                      $60,242,491

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
LIABILITIES
Deposits:
   In domestic offices                                          $26,030,231
   Noninterest-bearing                     11,348,986
   Interest-bearing                        14,681,245
   In foreign offices, Edge and Agreement
     subsidiaries, and IBFs                                      18,530,950
   Noninterest-bearing                        156,624
   Interest-bearing                        18,374,326
Federal funds purchased and Securities sold
   under agreements to repurchase                                 2,094,678
Demand notes issued to the U.S. Treasury                            232,459
Trading liabilities                                               2,081,462
Other borrowed money:
   With remaining maturity of one year or less                      863,201
   With remaining maturity of more than one year
     through three years                                                449
   With remaining maturity of more than three years                  31,080
Bank's liability on acceptances executed and
   outstanding                                                      351,286
Subordinated notes and debentures                                 1,308,000
Other liabilities                                                 3,055,031
Total liabilities                                                54,578,827

EQUITY CAPITAL
Common stock                                                      1,135,284
Surplus                                                             815,314
Undivided profits and capital reserves                            3,759,164
Net unrealized holding gains (losses) on
   available-for-sale securities                                    (15,440)
Cumulative foreign currency translation
   adjustments                                                      (30,658)
Total equity capital                                              5,663,664
Total liabilities and equity capital                            $60,242,491

     I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the
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best of my knowledge and belief.

                                                           Thomas J. Mastro

     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

Thomas A. Reyni                                 Directors
Alan R. Griffith
Gerald L. Hassell
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